      As filed with Securities and Exchange Commission on October 30, 2003

                                                        Registration No. 2-66073

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        X
                         POST-EFFECTIVE AMENDMENT NO. 29                    X

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

                                AMENDMENT NO. 29                            X

                             NRM INVESTMENT COMPANY
               (Exact Name of Registrant as Specified in Charter)

                            Rosemont Business Campus
                              Suite 112, Building 1
                               919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (610) 527-7009

                John H. McCoy, President, NRM Investment Company
                            Rosemont Business Campus
                              Suite 112, Building 1
                               919 Conestoga Road
                          Rosemont, Pennsylvania 19010
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
       _______  immediately upon filing pursuant to paragraph (b)
       _______  on [date] pursuant to paragraph (b)
       ___X___  60 days after filing pursuant to paragraph (a)(1)
       _______  on [date] pursuant to paragraph (a)(1)
       _______  75 days after filing pursuant to paragraph (a)(2)
       _______  on [date] pursuant to paragraph (a) of Rule 485


                       DECLARATION PURSUANT TO RULE 24f-2

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a) (1) of Rule 24f-2. The Rule 24f-2 Notice for the Registrant's fiscal year ending August 31, 2003 was filed on October 30, 2003, and the notice for the current fiscal year ending August 31, 2004 will be filed no later than October 30, 2004.

                             NRM INVESTMENT COMPANY
                            Rosemont Business Campus
                          Rosemont, Pennsylvania 19010

                  NRM Investment Company (the "Company") is a no-load, open-end, diversified investment company that has two principal objectives: one is to obtain interest income exempt from federal income taxes by investing one half or more of all of its assets in tax-exempt obligations; and the other is to obtain non-exempt income by investing up to one half of its assets in commercial debt obligations, or common or preferred shares. To meet the foregoing objectives and at the same time to preserve capital, the Company's investments in exempt securities will have maturities generally not exceeding twenty years from date of purchase and generally will be rated "A" or better by major rating services. The non-exempt investments will be in shares of companies with large market capitalizations, ($5 billion or more) or in high quality taxable notes and bonds or convertible instruments, which generally, but not exclusively will be rated "A" or better by rating services. The Company employs an experienced and capable investment adviser in a further effort to meet its objectives. See the discussions under "Investment Objectives" and "Management of the Company."

                  This Prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.


                  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                  No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company. This Prospectus does not constitute an offering by the Company in any jurisdiction in which such offering may not lawfully be made.

                                December 30, 2003

                             TABLE OF CONTENTS PAGE

Summary of Risk and Return; Investments, Risks, and Performance             1
       Investment Objectives and Strategies                                 1
       Summary of Principal Risks of Investing in the Fund                  2

Bar Chart and Table                                                         3

Fees and Expenses of the Company                                            4

Investment Objectives, Principal Investment Strategies and Related Risks    5
      Objectives                                                            5
      Strategy                                                              5
       Municipal Bonds - Currently Available Securities                     6
       Municipal Bonds - When Issued Securities                             7
       Other Tax Free Investments Excluded                                  8
       Common and Preferred Shares and Other Instruments                    8
       Other Investments                                                    9
       Portfolio Turnover                                                   9
       Risks of Investing in the Fund                                      10

Management's Discussion of Fund Performance                                11

Plot Points for NRM Investment Company Graph                               12

Total Return Calculation                                                   13

Management of the Company                                                  14
       Investment Advisor                                                  14
       Pending Legal Proceedings                                           16
       Capital Stock                                                       17

Shareholder Information                                                    18
       Pricing of Shares                                                   18
       Purchase of Shares                                                  19
       Redemption of Fund Shares                                           19
       Dividends                                                           20
       Taxes                                                               21
Financial Highlights                                                       24

Application Form                                                           25
         Terms and Conditions                                              26

                           SUMMARY OF RISK AND RETURN
                       INVESTMENTS, RISKS, AND PERFORMANCE

                      Investment Objectives and Strategies
         The Fund's principal objective is to invest no less than fifty-one percent of its assets in municipal bonds. Interest income from municipals is generally exempt from Federal Income tax to the Fund shareholders. (For an exception to the tax-exempt nature of municipal issues, see the discussion under "Taxes" as it relates to "private activity bonds" and the alternative minimum tax.) So long as it invests more than half of its assets in municipals, Fund distributions of interest to its shareholders from these tax-free sources will likewise be free from federal tax. At present approximately 80% of the Fund's assets are invested in municipals and the directors have no present intention of changing this ratio. However should investment conditions change in the view of the directors they may alter the present policy to implement the Fund's secondary objective, described below.

         The Fund's secondary objective is to obtain non-exempt income. Its directors plan to invest part of the Fund's assets in mutual funds, stock or other instruments of high quality according to recognized rating services (see below) of United States companies with a market capitalization of at least $5 billion as well as in taxable treasury bonds, and taxable corporate bonds. The directors will not be limited in their investments, however, except as provided by law.

         To accomplish the foregoing objectives, the Fund has employed an investment adviser to be aware of and analyze the municipal bond market to recommend advantageous purchases and sales. By so doing, the adviser tries to maintain bonds with stated maturities from purchase in the intermediate range of five to twelve years, with competitive rates, with little risk of principal and rated "A" or better by Standard & Poor or Moody's rating service. The same adviser will make recommendations regarding the stock, and corporate and Treasury bonds which generally but not exclusively will be rated "A" or better by major rating services. In purchasing shares of other mutual funds, the adviser will select from those rated four stars or better by Moringstar. The adviser for both taxable and non-taxable investments, in part, takes into account information contained in publications and advice from outside sources such as brokerage firms to make its recommendations.

               Summary of Principal Risks of Investing in the Fund

         The risks of investing in the Company's fund include the economic condition of the municipalities that issue the bonds the Company buys. The issuer may fail to make principal payment or payment on time or its issue may lose its tax status. Interest rates change constantly and most often affect the value of the bonds. Normally if rates increase, the value of the portfolio decreases. If and to the extent the Company invests in securities other than municipal bonds, there is a risk that the businesses in which the Company invests will fail or that general market conditions will lessen the value of its stock or other security, or in the case of equities that the particular issuer will suffer a significant decrease in profits causing a depreciation in market value of its shares. An additional risk peculiar to investing in this Company is that, for the period of 1974 through 1979 the Company operated as a steel company; its waste generation has led to environmental proceedings in the past and one is pending. See "Pending Legal Proceedings." For any of the foregoing reasons or for other risks including those hereafter described, loss of money is a risk of investing in the fund. For a more complete discussion of risks of investing in the fund, see "Risks of Investing in the Fund" later in this prospectus.
         The highest and lowest results for quarters within the forgoing period are: +7.56% for the period ending 12/31/92, and -3.00% for the period ending 02/21/94.

                               Bar Chart and Table

         The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                                      NRM Investment Company Bar Chart
            Period                       12/31/93 through 12/31/02*

          12/31/1993                                 9.60%
          12/31/1994                                -0.21%
          12/31/1995                                13.03%
          12/31/1996                                 4.33%
          12/31/1997                                 7.09%
          12/31/1998                                 5.68%
          12/31/1999                                -0.85%
          12/31/2000                                 4.86%
          12/31/2001                                 5.47%
          12/31/2002                                 4.53%



Average Annual Total Returns
(for period ending 12/31/02)     Past One Year     Past 5 Years    Past 10 Years

NRM Investment Company               4.53%           3.91%            5.28%

Lehman Bros. Municipal               9.28%           5.91%            5.88%
5 Year Bond Index

*First 9 months of 2003 3.61%

The highest and lowest results for quarters within the foregoing period are 5.25% for the period ending 3/31/95 and -3.00% for the period ending 3/31/94.

                        FEES AND EXPENSES OF THE COMPANY
                        --------------------------------


         This table describes the expenses that you may pay if you buy and hold shares of the Fund. The Fund charges no shareholder fees, sales loads, exchange fee or redemption fees of any kind.


                         Annual Fund Operating Expenses


The following are expenses that are deducted from Fund Assets:


Management Fees                                       .07%(1)

Other Expenses                                        .48%(2)

Total Annual Fund Operating Expenses                  .55%


Example:
         This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same(3). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

   One Year       Three Years      Five Years       Ten Years
     $58             181              316             707



----------------------------
(1) This percentage results from applying a fixed fee of $10,000 per year against the Fund's 2002 fiscal year average asset value. Should the assets increase the percentage will decrease; if they decrease, the percentage will increase proportionately.

(2) This fraction was computed by excluding $173,000 attributed to an environmental reserve Although there will be ongoing expenses attributable to environmental matters (See Pending Litigation) Management considers this amount to be an extraordinary expense. If the full reserve had been included, "other expenses" would have been 1.00%

(3) The calculations are based upon ordinary expenses and exclude extraordinary expenses.

         This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

         The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly. A more complete description of management fees is included in the prospectus under "MANAGEMENT OF THE COMPANY."



            INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENTS STRATEGIES,
            --------------------------------------------------------
                                and RELATED RISKS
                                -----------------

                                   Objectives

         The Company is a no-load, open-end, diversified investment company. It has a two-part objective. For at least fifty-one percent of its assets it will invest in high-grade municipal bonds with intermediate maturities of five to twelve years, and other investment-quality instruments whose income is free from Federal Income Tax. At present approximately 80% of the Fund's assets are invested in municipals and the directors have no present intention of changing this investment policy. However should investment conditions change in the view of the directors they may alter the present policy to implement the Fund's secondary objective. The Company's secondary objective is to invest not more than forty-nine percent of the assets in mutual funds, common or preferred shares or other instruments of United States companies, or in taxable notes and bonds or convertible instruments. The directors may make changes in the mix of municipal and non-municipal investments without the vote of the shareholders. Other than the foregoing, the investment objectives may not be changed without a vote of the holders of a majority of the outstanding shares of the Company.

                                    Strategy

         The Company relies upon the advice of its investment adviser. Regarding municipal bonds, the adviser attempts to maintain bonds, with stated maturities from purchase in the intermediate range of five to twelve years, competitive rates, with little risk of principal, and rated "A" or better by Standard & Poor or Moody's rating service. In normal markets, bonds with short duration tend to fluctuate in price less than bonds with long duration. Accordingly in an atmosphere of rising rates, the adviser tends to invest in bonds with shorter maturities and accordingly with less risk of principal deterioration.

         Central to the adviser's strategy relative to any equities the Company may purchase, it is its belief that company earnings drive stock prices. As a result, the adviser emphasizes the consistency and predictability of earnings growth (and related dividend growth), in addition to the absolute growth rate itself. The adviser uses an Investment Selection Committee comprised of portfolio managers and analysts. The Committee will consider an equity investment only if it meets the following criteria: (a) it is "A" rated or better by a major rating service (b) it has had consistent earnings and dividend growth (c) it is an industry leader (d) it has a market capitalization of $5 billion or more and (e) it is listed on a United States exchange. The committee will consider purchasing equities in another mutual fund only if the fund is rated four stars or better by Morningstar.

         In either category, the Company will buy with the objective of preserving capital yet taking advantage of market undervaluations. Except as provided by law, however, the Company's Board of Directors shall be unrestricted in purchasing or selling securities. There can be no assurance that the Company's objectives will be achieved.

                Municipal Bonds - Currently Available Securities


         As above, the Company intends to invest no less than one half of all of its assets in debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, instrumentalities or authorities ("Municipal Bonds"), the interest from which, in the opinion of counsel to the issuer, is exempt from federal income tax. The Company presently intends to invest in obligations with maturities generally less than twenty-five years from date of purchase and most often from five to twelve years, but such obligations will not necessarily be held until maturity. Generally, municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates than are Municipal Bonds with shorter maturities and lower yields.

         The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Qualified private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the municipal issuer of such bonds; instead they are dependent for the payment of principal and interest on the credit standing of the private corporate user of the facility. The portfolio may also include "moral obligations" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

                    Municipal Bonds - When Issued Securities

         The Company may purchase Municipal Bonds on a "when-issued" or delayed delivery basis for delivery at a future specified date at a stated price and yield. The Company would generally not pay for such securities or start earning interest on them until they are received. The Company records when-issued securities as an asset on the date of the purchase commitment. Thereafter the securities are subject to changes in value based upon changes in the general level of interest rates. To the extent that the Company remains substantially fully invested at the same time that it has purchased "when-issued" or delayed delivery securities, as it would generally do, there will be greater fluctuations in its net assets than if the Company set aside cash to satisfy its purchase commitment. The Company does not intend to purchase "when-issued" or delayed delivery securities for speculative purposes but only in furtherance of its investment objective.

         If the Company sells a "when-issued" or delayed delivery security before delivery, any gain or loss would not be tax-exempt. When the Company engages in "when-issued" or delayed delivery transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Company incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

                       Other Tax Free Investments Excluded

         Because of tax and financial risks inherent in advance refunding bonds, 501(c)(3) bonds, Blind pools and so called gray box and black box issues, the Company does not plan to invest in these instruments.

                           Common and Preferred Shares

                              and Other Instruments

         The Company, as above, may make investments of less than one half of all of its assets in mutual funds, common or preferred shares or other financial instruments. Except as provided by law, the Company in so doing will not be barred from any sale or purchase. Although not restricted in its investments, the Company's board of directors, acting as a committee, normally relies upon its investment adviser and follows the adviser's investment philosophy.4 That philosophy, which will be the Company's emphasis in making investment choices, is to build and protect the purchasing power of the Company's portfolio over time while minimizing risk. To accomplish these two goals, it recommends a fully invested portfolio and focusing on company earnings as the driver of its stock price. Accordingly the Adviser emphasizes consistency and predictability of earnings growth (and related dividend growth), share growth from general or sector economic conditions, and the selected company's position in the industry. The Adviser's Investment Selection Committee normally considers an equity investment only if it meets the following criteria: it is rated "A" or better by a major rating company; it has a history of consistent earnings and dividend growth; the issuer is an industry leader with a capitalization of $5 billion or more and is listed on a major United States exchange. The committee will consider purchasing equities in another mutual fund only if the fund is rated four stars or better by Morningstar.

          The directors will normally purchase shares or other instruments for investment and not for short term trading purposes. Nevertheless, such shares or instruments will be sold whenever the Company determines that it is no longer compatible with the Company's objectives and purposes. There can be no assurance that the purchases or sales individually or as a group, will produce either income or gain. The shares are subject to market conditions that change frequently and cannot be predicted with accuracy.





-----------------
4 See infra under "Investment Adviser."

                                Other Investments
         As a temporary investment or to maintain liquidity, the Company also may hold a portion of its assets in cash or invest in any one or a combination of the following: investment grade debt securities; money market instruments, maturing in 12 months or less, such as domestic bank certificates of deposit (of domestic banks which are insured by the Federal Deposit Insurance Corporation and have total assets at the time of purchase of $1.5 billion); obligations of, or guaranteed by, the United States Government and its agencies and instrumentalities; tax-exempt commercial paper and municipal funds *(subject to investment restrictions); and repurchase agreements entered into with domestic banks where the underlying securities are any of the foregoing. These investments normally produce lower returns than the municipal bonds and common and preferred shares explained under the preceding heading and accordingly will lower the income from investment operations and average annual returns for measuring periods. To the extent the Company invests in money market instruments or municipal funds * there will be a duplication of management fees which will also tend to lower income from investments and annual returns.

* These are special purpose mutual funds whose earnings are generally exempt from federal income tax.

                               Portfolio Turnover

         The Company will not be restricted in engaging in active and frequent trading of portfolio securities to achieve its principal investment strategies. In the current fiscal year ending August 31, 2003 its turnover rate was 37.90%. In the year ending August 31, 2002 the turnover rate was 16.82% In the preceding three years the turnover rate has not exceeded 37.90%. To the extent the Company engages in trades it is likely that it will recognize gain which will increase the taxable income flowing through to the shareholders or loss which will decrease the net asset value of the Company and its shares. Trading in bonds will incur expenses measured by the difference between bid and asked prices; trading in other securities will incur commission expenses reducing net asset value.

         In purchasing and selling municipal bonds, common and preferred shares, or other investments, the Company's Board of Directors will not be restricted except as previously set forth in this Prospectus and in the Statement of Additional Information.

                         Risks of Investing in the Fund

         Generally the risks associated with the Company's investments in tax-free obligations involve the financial conditions of the state or municipal issuers. Changes in economic conditions or the policies of the issuers could have a significant effect upon the value of the securities that the Company owns. Further, market rates of interest have a direct bearing upon the value of the Company's securities regardless of the status of the issuers. The Company depends upon counsel for municipal issuers to opine upon the tax-free status of the investments. A risk inherent in investing in municipal issues is that the Internal Revenue Service may assert that the issue is not tax free, or if initially tax-free may have since lost qualified status. See also the foregoing discussion regarding the special risk involved in investing in "when issued" bonds.

         The investments the Company makes other than in tax-free bonds will be subject to all of the market risks generally associated with conditions within the issuer, within the issuer's industry, or within the economy as a whole. Although the Company will purchase only such investments, as the adviser believes to be undervalued, there is no certainty that this objective will be met. Corporate issuers do not issue "when issued" bonds; accordingly, there are no comparable risks regarding "when issued" bonds as there are in the municipal markets. Because the Company invests in shares of other mutual funds there is an indirect increase in management fees caused by the fees the funds pay for their management. For example, on the Company's present investments in mutual funds, the expense ratios those funds incur are 1.3% and 1.2%.

         An additional risk is the remaining liability of the Company itself for activities it conducted before it became an investment company. As shown under the heading of PENDING LEGAL PROCEEDINGS, a matter involving environmental issues is pending with respect to the Company's activities when it was an operating steel processing plant. There were like proceedings in the past, settled or successfully resisted. The pending matter is considered material. Presently counsel for the Company has determined that the Company's remaining share of a contracted obligation to clean the first phase of an environmentally damaged site will be $173,000 plus the cost of liaison counsel and a special allocator. The Company's remaining obligation is of such an indefinite nature that counsel is unable to predict an amount or range of liability; accordingly, the Company has not accrued any amount as an expense related to this remaining obligation. If and when amounts are accrued, they will decrease the net asset value of the fund and, as a consequence, the share values of the investors' shares. Based upon the foregoing or based upon other factors affecting the market generally or the Fund in particular, there is a risk of losing money by investing in the Fund.

                   MANAGEMENTS DISCUSSION OF FUND PERFORMANCE
                   ------------------------------------------

         After staying on hold for most of 2002 the Fed lowered short-term rates in November 2002 and in June 2003, with an easing bias for what should be the latest time in this easing cycle. Expectations are that the Fed should hold this rate for a while. The Federal Funds rate is now at 1%, the lowest rate since 1958. The rate cuts now appear to have the economy back on the recovery track. Artificially low interest rates in mid-2003 helped a record pace of mortgage refinancing combined with lower tax rates and advance tax child-credit checks gave households additional funds to keep spending. 1st Quarter GDP was 1.4% and the 3rd Quarter should come in around 4.5%, the largest annual growth rate since the first quarter of 2002. Expectations are for GDP growth in the 4% range for early 2004. Signs indicate that economic demand is strengthening with business investment and manufacturing improving. We should soon see better employment numbers which may result in rates rising.

         The ten year treasury has ranged from 3.10 to 4.54 and is now at the upper end of this range with expectations that it will break through the 4.60 top early in 2004. The yield curve continues to be extremely steep with the spread between short and long term rates at over 400 basis points as short rates continue to remain around 1%. Short and intermediate municipal rates are at levels comparable to a year ago. As a percentage of treasuries, municipals are 80-90%, still considerably above their historical levels.

         The Fund's total return was 3.96% during the last year, exceeding the Lehman Intermediate Municipal GO Benchmark performance of 3.5%. The portfolio continues to consist of high quality, intermediate-term issues producing high current income, especially in this low interest rate environment. The portfolio added enhanced appreciation securities and convertible bonds this year and continues to hold these assets. The average coupon and current yield of securities in the portfolio are 5.33% and 5.34% respectively. The company intends to adhere to its strategy and bonds in the portfolio continue to be investment grade, with an average of "AA+" in quality, while most are rate "AAA".

-----------------------------------------------------------------------------
                Plot Points for NRM Investment Company Graph
                 (August 31, 1993 through August 31, 2003)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Period                    NRM                      INDEX*
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
         1993                  10,000                     10,000
-----------------------------------------------------------------------------
         1994                  10,279                     10,164
-----------------------------------------------------------------------------
         1995                  11,052                     10,967
-----------------------------------------------------------------------------
         1996                  11,617                     11,374
-----------------------------------------------------------------------------
         1997                  12,397                     11,794
-----------------------------------------------------------------------------
         1998                  13,369                     12,598
-----------------------------------------------------------------------------
         1999                  13,577                     12,876
-----------------------------------------------------------------------------
         2000                  13,736                     13,570
-----------------------------------------------------------------------------
         2001                  14,656                     14,809
-----------------------------------------------------------------------------
         2002                  15,301                     15,550
-----------------------------------------------------------------------------
         2003                  15,907                     16,105
-----------------------------------------------------------------------------
*Lehman Brothers 5 Year Municipal Bond Index
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                           NRM Investment Company
                          Total Return Calculation
                          Through August 31, 2003
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
              Annualized Return       Ending Redeemable Value
-----------------------------------------------------------------------------
                                                    $1000 Invested
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
1 Year                          3.96%                 $ 1,044.00
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
5 Year                          3.54%                 $ 1,189.89
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
10 Year                         4.75%                 $ 1,784.53
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
* Past performance is not predictive of future performance
-----------------------------------------------------------------------------

         For the one, five and ten year periods ended on August 31, 2003, the following material shows the Fund's average annual total return after taxes on distributions and after taxes on distributions and redemptions:

NRM INVESTMENT COMPANY
TOTAL RETURN CALCULATIONS

------------------------- --------------------- --------------- --------------- -------------- -----------------------
                                                TAX-EXEMPT      TAXABLE         TAXABLE CAP.
                          TOTAL RETURN          DIVIDENDS PER   ORDIN.          GAINS          AFTER TAX DIV.
Y/E                       PER FINANCIALS        SH              DIVIDENDS       DIVIDENDS      AVAIL. FOR REINVEST
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/1993                 16.69%                0.108           0               0              0.108
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/1994                 2.79%                 0.227           0               0              0.227
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/1995                 7.52%                 0.238           0               0              0.238
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/1996                 5.11%                 0.237           0               0              0.237
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/1997                 6.71%                 0.221           0               0              0.221
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/1998                 7.84%                 0.221           0               0.015          0.233
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/1999                 4.56%                 0.184           0               0.002          0.1856
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/2000                 1.17%                 0.174           0.00244         0              0.1755
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/2001                 6.70%                 0.210           0               0              0.2100
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/2002                 4.40%                 0.164           0               0              0.1640
------------------------- --------------------- --------------- --------------- -------------- -----------------------
8/31/2003                 3.96%                 0.146           0               0              0.1460
------------------------- --------------------- --------------- --------------- -------------- -----------------------

------------------------- --------------------- --------------- ---------------- ------------- -----------------------
NET ASSET VALUE           TOTAL RETURN          AFTER TAX       AFTER TAX
PER FINANCIAL             OFR FINANCIAL         TOTAL           AVERAGE          AFTER TAX     SHARES
STATEMENTS                STATEMENTS            RETURN          TOTAL RETURN     BASIS         HELD
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.540
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
4.022                     16.69%                16.69%
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.909                     2.79%                 2.79%           4.60%            6.059         1.520
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.964                     7.52%                 7.52%
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.933                     5.11%                 5.11%
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.968                     6.71%                 6.71%
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
4.041                     7.84%                 7.77%
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.921                     1.56%                 1.55%           3.54%            4.922         1.228
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.794                     1.117%                1.16%
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.837                     6.70%                 6.70%
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.842                     4.40%                 4.40%
------------------------- --------------------- --------------- ---------------- ------------- -----------------------
3.835                     3.96%                 3.96%           3.96%            3.988         1.038
------------------------- --------------------- --------------- ---------------- ------------- -----------------------


------------------------- ----------------------- --------------- -------------------
GAIN (LOSS)               AFTER TAXES             IF REDEEMED
ON REDEMPTION             GAIN (LOSS)             TOTAL REUTURN
------------------------- ----------------------- --------------- -------------------
------------------------- ----------------------- --------------- -------------------
------------------------- ----------------------- --------------- -------------------
(0.231)                   (0.185)                 0.013%          10 YEAR
------------------------- ----------------------- --------------- -------------------
------------------------- ----------------------- --------------- -------------------
------------------------- ----------------------- --------------- -------------------
------------------------- ----------------------- --------------- -------------------
------------------------- ----------------------- --------------- -------------------
(0.213)                   (0.170)                 -0.683%         5 YEAR
------------------------- ----------------------- --------------- -------------------
------------------------- ----------------------- --------------- -------------------
------------------------- ----------------------- --------------- -------------------
(0.007)                   (0.006)                 3.802%          1 YEAR
------------------------- ----------------------- --------------- -------------------

                            MANAGEMENT OF THE COMPANY

         The Company's Board of Directors manages the business and affairs of the Company. The Company's by-laws provide for five directors and all positions are filled. Two of the directors serving, being John H. McCoy, Jr. and George W. Connell, are "interested persons" within the meaning of that term under the Investment Company Act of 1940. The sole compensation of the directors is $400 per meeting. There are normally four meetings per year. The Statement of Additional Information contains the names of and the general background information concerning each director of the Company.

                               Investment Adviser

         Haverford Trust Company ("HTC"), a Pennsylvania state chartered commercial bank and trust company, is the Company's investment adviser. Its office is at Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087. HTC is qualified to act as an investment adviser for the Company under the applicable banking laws of the Commonwealth of Pennsylvania. HTC was formerly Rittenhouse Trust Company. During the Company's fiscal year ending August 31, it changed its name from Rittenhouse to Haverford Trust Company and in no other way effected a corporate change.

         HTC provides investment supervisory services to the Company on a nondiscretionary basis. Its activities include making purchases and sales of securities in accordance with the Company's investment policies, the provisions of the Company's registration statement, the requirements of the Investment Company Act of 1940 and the requirements of the Internal Revenue Code of 1986.

         Mr. George Connell, a 1958 graduate of the University of Pennsylvania and former first Vice President of Drexel Burnham Lambert, Incorporated, is HTC's director and sole shareholder. Mr. Joseph McLaughlin is HTC's president. Since the time the Company most recently employed HTC, Mr. Connell and Mr. McLaughlin have been responsible to the Directors for day-to-day recommendations regarding the Company's portfolio.

         In addition to being a principal of HTC, Mr. Connell has been engaged in some or all of the various enterprises described herein for a period in excess of five years.

          In addition to being president of HTC, Mr. McLaughlin is its chief operating officer, serves on its board of directors, and is a member of the executive committee and its investment selection committee. Previously, he was vice president and manager of the Private Client Group of Rittenhouse Financial Services. Prior to joining HTC, he was a vice president at J.P. Morgan & Company and a manager at Peat, Marwick, Mitchell & Co. He is a Certified Public Accountant, serves on the Board of Directors of Philadelphia Hospitality, Inc. and is a member of the Philadelphia Estate Planning Council. He is President of St. Joseph's University Accounting Alumni Association and a member of the Board of Governors in the College of Business and Administration at St. Joseph's University, from which he graduated.

         From December 9, 1992 through July 15, 1997, Rittenhouse Financial Services Inc. (RFS) served as the Company's investments adviser. Mr. Connell organized RFS in 1979. Through September 1, 1997 he was chairman, chief executive officer, chief investment officer and sole shareholder of RFS; he was also the chief executive officer of Rittenhouse Financial Securities (a registered broker dealer), which is a subsidiary of The Haverford Trust Company. On September 1, 1997 RFS was acquired by The John Nuveen Company.

         On October 7, 1997 the Board of NRM ratified an amendment to the advisory agreement dated September 3, 1997 transferring the investment advisory account and agreement from RFS to The Rittenhouse Trust Company, now the Haverford Trust Company. The assignment did not result in a change of actual control or management of the investment manager.

         Since November 27, 1992, the members of the Company's Board of Directors, taking the adviser's recommendations into account (1) have reviewed at the quarterly meetings all purchases and sales of the Company's portfolio (2) have directed the maintenance of records and (3) have been responsible for the day-to-day management of the portfolio; further, the Board also arranges for (4) the services of an independent certified public accountant; (5) custodial and transfer agency services; (6) the computation of net asset value by HTC; (7) the providing of fidelity bond coverage; (8) the providing of other administrative services and facilities necessary to conduct the Company's business; and (9) the providing of certain services necessary to comply with federal securities laws. The Company assumes all expenses therefor.

         For the services provided by HTC, the Company pays HTC $10,000 annually in quarterly installments. This is a fixed fee amount and accordingly is not based upon assets under management. However, for the past year, the fee was equal to .07% of the Company's average net assets.

                            Pending Legal Proceedings

         The United States Environmental Protection Agency ("EPA") identified the Company as one of several potentially responsible persons ("PRP") in respect to environmental harm to a farm denoted as "Boarhead" located in Upper Black Eddy, Bucks County, Pennsylvania. That matter as explained in the following paragraphs has progressed, is ongoing, unresolved and material.

         In November 1998 EPA, after naming the PRP's, issued a Record of Decision ("ROD") relative to estimated future cleanup costs, Those together with EPA's remedial costs already incurred totaled approximately $26,000,000. Responsibility for paying these incurred and potential costs (before considering allocation) depended upon evidence linking generators to the site.

         At the outset of the discovery, the making public and the analysis of linking evidence then available, the Company committed to participate in a first cleanup phase relative to groundwater, known as operable unit one ("OU 1"). A condition of the participation was that expenses so incurred would be subject to reallocation after all available linking evidence was found and analyzed. Since the evidence linking the Company to the site and produced after it joined OU 1 was, in counsel's view, weak, and since the Company's waste product did not involve drummed waste, the Company declined to participate in drum removal, related soil cleanup ("OU 2") and past EPA costs.

         To date there are seven entities sharing costs in the OU 1 defense group ("the OU 1 Group") of which the Company is one. The Company's contracted share is one third of a one-fifth share. (The Company and two others of the seven owned an alleged waste generator in Malvern Pennsylvania at different times and together are considered one member.) The Company has reserved $173,000 as its estimate to pay its share of OU 1 yearly operation and maintenance and EPA oversight costs. (The current year's operation and maintenance and oversight was approximately $50,000; the estimate for each of the following three years is approximately $40,000.) Some members of the OU 1 Group participated in the OU 2 work and paid EPA past costs (the "OU 2 Group.")

         To recover OU 1 and OU 2 costs and amounts reimbursed to the EPA, all allegedly in excess of their liability, members of the OU 2 Group, acting as a unit, on June 18, 2002 began a cost recovery suit in the District Court for the

Eastern District of Pennsylvania under the caption Boarhead Farm Agreement Group
v. Advanced Environmental Technology Corporation et al., No. 02-cv-3830. The group advances two categories of claims. The first is funding for soil aeration and treatment of VOC hot spots and excavation and off-site disposal of buried drums. The estimated costs for this phase of the Boarhead cleanup (OU1 and OU2 work) is approximately $3,000,000. The second is reimbursement of the past costs to EPA. They were negotiated down from $13,000,000 to $7,000,000.

         Unlike the contract claims in which the Company has a one-fifteenth share, in the current litigation the Company is one of some twenty-three defendants. The discovery aspect of the litigation has produced some linkage evidence respecting virtually all of the defendants. The weight of the evidence has not been determined. Of the amounts the Company already paid or will pay because of its OU 1 contract commitment, it will seek contribution or reimbursement from the other defendants. In respect to the OU 2 work and EPA reimbursement costs, the OU 2 Group will seek contribution from the Company and the other defendants. The other defendants will attempt to deflect responsibility to the Company and the Company will do the same regarding the other defendants. Ultimately there will be an allocation of responsibility under court supervision, a process that may take an additional one to two years. The allocation will be based upon many factors of which we have, at present, little information. It will ultimately resolve contracted and contribution claim costs.

         The Company has a separate claim against the corporate successor to the NRM business, Worthington Industries. There is credible precedence in regard to this indemnity claim. During or following the principal litigation, it will pursue this claim vigorously.

         Because of the numerous and uncertain variables underlying liability, the Company, except for the $173,000 OU 1 reserve mentioned above, has been unable to create a reserve for its share of this work, and the Company's net asset value does not reflect this potential liability.


                                  Capital Stock

         As of October 14, 2003, the Company's president and chairman of the board, John H. McCoy owned beneficially and of record approximately 71% of the

Company's outstanding shares and controlled the Company. As of the same date, five shareholders owned beneficially approximately 91% of the Company's outstanding shares. In addition to Mr. McCoy, these included directors Francis
J. Rainer (4.9%); Joseph V. Somers (5.9%); George Connell (3.9%); and a non-affiliated shareholder, Samuel R., Gilbert, Jr. (5%). A redemption of a significant number of shares by one or more of these shareholders could require the Company to distribute or liquidate portfolio securities to obtain all or a portion of the redemption proceeds. The distribution of portfolio securities or liquidation of such securities under these circumstances could be disadvantageous to the Company's remaining shareholders and could so reduce the Company's total assets that continued operation, as an investment company would not be economically feasible. The recovery or booking of environmental claims against the Company after a significant redemption would likewise be disadvantageous to the remaining shareholders. If the major shareholders redeemed and an environmental claim was recovered against the Company at or about the same time, the reduction in net worth for the remaining shareholders could be significant and seriously threaten the ability of the Company to operate.

                             SHAREHOLDER INFORMATION
                             -----------------------

                                Pricing of Shares

         The net asset value per share for purposes of both purchases and redemptions is determined by the Adviser as of the close of trading (normally at 4:00 p.m. New York City time) on each day on which the New York Stock Exchange is open for trading, other than a day during which no share was tendered for redemption and no order to purchase or sell a share was received. It is computed by dividing the value of all portfolio securities and other assets, less liabilities, by the number of shares outstanding on such date. Portfolio securities for which market quotations are readily available (other than debt securities maturing in 60 days or less) are valued at market value. Securities for which market quotations are not readily available are valued at their fair value by the Adviser under the supervision and responsibility of the Company's Board of Directors. Absent unusual circumstances, portfolio securities maturing in 60 days or less are valued at amortized cost.

                               Purchase of Shares

         Those wishing to make purchases of the Company's shares may send a check and completed application (see the form attached to this prospectus) directly to First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. Full and fractional shares will be purchased for the shareholder's account at the net asset value per share next computed after receipt of the order. Initial investments must be for at least one share. There is no minimum investment for additional shares. The "stub" from the confirmation of the Company's transfer agent sent to the shareholder after each prior transaction should accompany such investment. The Company imposes no sales charge on purchases of its shares.

                            Redemption of Fund Shares

         The Company will redeem its shares at their net asset value next computed after the receipt of a written redemption request.

         The redemption request shall be submitted according to the following procedures: if certificates have been issued for the shares to be redeemed, the certificates must be either endorsed or accompanied by a stock power, signed exactly as the shares are registered. If certificates have not been issued, a signed stock power must accompany the request or the request itself must be in similar form. In either case, unless the redemption proceeds are less than $1,000, the signature(s) on the certificate(s), stock power(s) or request(s) must be guaranteed by a member firm of a national securities exchange or a commercial bank. (Note: the required signature guarantee is not a "notarization" as commonly understood, and accordingly is not accomplished by using the services of a notary public.) Additional documents may be required for shares redeemed by corporate, partnership or fiduciary accounts.

         Payment will be made as soon as possible after receipt of a redemption request, and in the absence of unusual circumstances, no later than seven days after receipt of the request. Unusual circumstances which could delay payment are those determined by the Securities and Exchange Commission, or during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on the New York Stock Exchange is restricted, or for such other periods as the Securities and Exchange Commission may permit. The proceeds paid upon redemption may be more or less than the shareholder's cost, depending on the value of the Company's portfolio securities at the time of redemption. Except as provided in the next paragraph, redemption proceeds shall be paid in cash.

         At the instance of a redeeming shareholder having shares of a value of $10,000 or more, the Company shall redeem his shares by distributing readily marketable securities owned by the Company valued on the above valuation date in the same manner as they would be for determining the Company's net asset value. 5 The redeeming shareholder may apply to redeem all but not less than all of his shares held on the date of the redemption request. On the date of the redemption, the shareholder will receive marketable securities and, possibly, cash (for rounding) with a fair market value on the valuation date equal to the net asset value of the shares being redeemed.

         Redemption requests should be tendered to First National Trust Company 551 Main Street, Johnstown, Pa., 15907. For purchase and redemption information call 814 536 2110.


                                    Dividends

         The Company normally distributes its investment company income quarterly and its capital gain net income at least annually.

         In calculating interest income, premiums on securities are amortized but discounts (except for original issue discounts) are not accreted. Dividend accruals are normally made as of the ex-dividend dates of companies in which the Company owns shares. In determining amounts of capital gain to be distributed, any capital loss carryforwards from prior years will be offset against current capital gains.

         All distributions of net investment income and any capital gains paid by the Company will be paid by checks mailed to the shareholders, or by written request by a shareholder, will be reinvested in additional shares of the Company without sales charge at the net asset value per share as determined at the close of business on the payment date. Confirmation statements reflecting additional shares purchased through reinvestment of distributions will be mailed to all shareholders who do not receive their distributions in cash.










-----------------
(5) For shares purchased within six months of the date of redemption where the redemption proceeds are the Company's securities, the Company shall distribute securities with a tax basis to the Company as close as possible to the purchase price the redeeming shareholder paid for his shares. For other shares being redeemed for Company securities, the Company shall distribute securities with a basis determined by multiplying the Company's basis for all of its securities by a fraction the numerator of which is the total number of shares being redeemed and the denominator of which is the total number of shares outstanding on the date of redemption

                                      Taxes

         The Company qualified for the fiscal year ended August 31, 2003 and intends to continue to qualify for and elect the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code. It emphasizes investments in municipal bonds. From such bond income, it will pay "exempt-interest" dividends of not less than 90% of its tax-exempt net income that may be treated by the Company's shareholders as items of interest excludable from their gross income. The exempt interest treatment of the dividends to shareholders will continue for as long as the Company holds no less than 50% of its assets in securities exempt from Federal tax. As heretofore indicated the Company intends to invest more than 50% of its assets in securities the ordinary income from which is exempt from federal tax. Non-exempt and capital gain income from sources other than exempt securities will be taxed to the shareholders whether the income is received in the form of a cash distribution or reinvested to acquire additional shares.

         Interest on newly issued Municipal Bonds, the proceeds of which are used to provide financing for persons other than states and local governmental units (such bonds sometimes referred to as "private activity bonds") will generally be tax exempt if certain qualification requirements are met by the issuer, but for the most part in computing alternative minimum tax will be treated as an item of tax preference for individual and corporate shareholders; accordingly, it is anticipated that the Company, in purchasing new issues, will favor governmental operations bonds over private activity bonds.

         Any gain the Company recognizes on the disposition of exempt-interest securities it purchases after April 30, 1993 and which is attributable to accrued market discount will be taxed to the shareholders as ordinary income; the balance of the gain, if any, will be taxed to the Company or the shareholders as capital gain.

         Exempt-interest dividends may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. For Pennsylvania residents, an exclusion from Pennsylvania State personal taxable income is allowed for dividends or distributions received from the Company to the extent they were earned by the Company from interest on Pennsylvania State and Local Government obligations.

         If a shareholder receives an exempt-interest dividend with respect to any share of the Company held for six months or less, any loss on the sale or exchange of such share shall be disallowed to the extent of the amount of the exempt-interest dividend. If a shareholder redeems any shares between dividend record dates, the amount of any undistributed interest income will be included in the net asset value per share and will increase the capital gain (or decrease the capital loss) realized by the shareholder upon redemption. Capital gains realized upon redemption are not exempt from federal income taxes.

         Although exempt interest dividends are excludable from shareholders' gross income, such dividends are taken into account in determining whether a portion of social security benefits will be subjected to income tax under
Section 86 of the Internal Revenue Code.

         Under the Code, interest on indebtedness incurred or continued to purchase or carry tax-exempt securities (which would in whole or in part include shares issued by the Company) will not be deductible by the borrower. Under procedures established by the Internal Revenue Service, a purpose to use borrowed funds to purchase or carry tax-exempt securities may be shown by either direct or circumstantial evidence. To the extent interest expense is incurred to purchase taxable investments, deductions therefore are generally limited to the amount of the net taxable investment income.

         Under the Code, corporate shareholders of the Company may be required to pay an alternative minimum tax based in part upon the difference between the shareholders' taxable income and its adjusted current earnings. In effect this may require a tax for corporate shareholders on exempt interest dividends.

         In addition to exempt interest dividends, the Company will pay dividends of at least 98% of the ordinary income it receives from investments generating taxable income on a calendar year basis; 98% of its capital gain net income (amounts, if any, in excess of current or carryforward losses) for every year ending on October 31; and, 100% of any undistributed amounts of ordinary and capital gain income from the preceding calendar year. These sums are fully taxable to the shareholders. Moreover, since five or fewer shareholders own more than half of the Company's stock, and since its ordinary income is from dividends and interest, it is a personal holding company within the meaning of section 542 of the Code. The Company's ordinary income (exclusive of tax-free interest) is personal holding company income and to the extent not distributed is subject to a penalty tax of 38.6% over corporate regular tax. Accordingly, for this additional reason, it is the Company's policy to distribute all of the Company's income currently.

         Dividends the Company passes through to its shareholders from non-exempt dividends it receives from its investments during the year of distribution (current earnings and profits) will be taxed to the shareholders by the Internal Revenue Service at a maximum rate of 15%. Other distributions from the Company's prior earnings and profits will be taxed at ordinary rates.

         The foregoing is only a brief summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal, state and local income tax treatment of the Company or its shareholders. This discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax advisers with specific reference to their own tax situations.

         In general, dividend record dates are set by the directors to occur on approximately the 23rd day of February, May, August and November. Shareholders will be advised annually within 60 days of the end of the Company's taxable year as to the federal income tax consequences of distributions made during such year, and will be similarly advised after the end of each calendar year.

                              FINANCIAL HIGHLIGHTS
                              --------------------

         The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Beard Miller Company, LLP. independent auditors, whose report, along with the Fund's financial statements, are included in the SAI or annual report, which is available upon request.

---------------------------------------------------------------------------------------------------------------------------
Years Ended August 31,                                              2003          2002        2001      2000        1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (for a share
     outstanding throughout the indicated year)

Net asset value, beginning of year                                 $3.842       $3.837       $3.794     $3.921     $4.041

Net investment income                                                .146         .163         .199       .184       .191

Net realized and unrealized gain (loss) on investments
                                                                     .006         .006         .054      (.135)     (.125)
                                                                -----------------------------------------------------------
Total from investment operations                                     .152         .169         .253       .049       .066

Less distributions:
     Dividends from capital gains                                       -            -            -          -      (.002)
     Dividends from net tax-exempt
             income                                                 (.146)       (.163)       (.199)     (.174)     (.161)
     Dividends from net taxable income
                                                                        -            -       -           (.002)          -
     Distribution in excess of net investment income
                                                                    (.014)       (.001)       (.011)         -      (.023)
                                                                -----------------------------------------------------------
Total distributions                                                 (.160)       (.164)       (.210)     (.127)     (.186)
                                                                -----------------------------------------------------------
Net asset value, end of year                                       $3.834       $3.842       $3.837     $3.794     $3.921
                                                                ===========================================================
TOTAL RETURN                                                        3.96%        4.40%        6.70%      1.17%       1.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands)                            $15,198      $15,285      $15,322    $16,268    $16,824

Ratio of expenses to average net assets                             1.07%        1.43%         .95%       .77%       .99%

Ratio of net investment income to average net                       3.78%        4.24%        4.93%      4.83%      4.72%
       assets

Portfolio turnover rate                                            37.90%       16.82%       14.21%     77.12%      3.27%

APPLICATION FORM:     NRM  INVESTMENT COMPANY

Mail to: First National Trust Company, 551 Main Street, Johnstown, Pa., 15907.

_______________________________________________________________
REGISTRATION: Individual) Tenants in Common) Trustees)
              Joint Tenants) Custodian) Other)

_______________________________________________________________
(Name)                Social Security No.
                                       (Tax Identification No.)

_______________________________________________________________
(Name)                     Social Security No.
                                       (Tax Identification No.)

_______________________________________________________________

PERMANENT MAILING ADDRESS: ____________________________________
          Street Address   City    State   Zip

GIFTS TO MINORS _______________________________As Custodian for

_______________________________________________________________
Minor's First Name   Initial   Last Name     Age  Minor S.S.No.

Under the _______________________Uniform Gifts to Minors Act.
          State

     Initial order, payment enclosed

               If this Application accompanies a check for the purchase of investment company shares, I enclose a check payable to First National Trust Company, and would like you to:

     Issue Certificate,) or) hold shares in account at Bank

     Check here if dividends and distribution are to be
     reinvested at net asset value without sales charge.)
_______________________________________________________________

     This application is made in accordance with the provisions of the current Prospectus of the Company, a copy of which I have received, and the applicable terms and conditions on the reverse side. I am of legal age in the State of my residence.


_____________________________________________________________________
  Date          Signature of owner             Signature of co-owner



                              Terms and Conditions

Purchases of Company Shares:
----------------------------

         Initial Purchase: Upon receipt of the application form from the subscriber, and accompanied by any necessary funds, First National Trust Company, acting as agent for the subscriber, will purchase as many shares (including fractional shares) of the Company as may be purchased at the net asset value next computed after receipt of the application form and payment to First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. Fractional shares shall be purchased to the nearest one-thousandth (1/1000) of a share. Initial purchases must be for at least one share.

         Subsequent Purchases: Upon receipt of additional funds, First National Trust Company will purchase additional shares (including fractional shares) in the same manner as above. Additional purchases must be for at least one share.

         The Company reserves the right in its discretion to reject all or any portion of a purchase order and return the accompanying payment.

         I hereby certify that the Tax Identification No. contained herein is true, correct and complete and that I am not subject to backup withholding under
Section 3406 (a)(1)(C) of the Internal Revenue Code.


______________________________________________________________       Date
Signature of owner             Signature of co-owner

                         [PROSPECTUS OUTSIDE BACK COVER]

         The Company's Statement of Additional Information contains additional information about the Fund, which in large part expands the discussion contained in the prospectus and which may be of interest to some investors. Much of this additional information may also be found in the Fund's annual and semi-annual reports to the shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request, by calling the Fund's Custodian and Transfer Agent, First National Trust Company, 551 Main Street, Johnstown, Pa., 15907; personnel at First National Trust will be available to receive shareholder inquires and to furnish other pertinent information to interested people. Alternatively, for any of this information, you may call the Fund's assistant secretary, Edward Fackenthal, collect at 610 279 3370 or contact him at his Internet site Edwardfackental@cs.com.

         Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commissions' Public Reference Room may be obtained by calling the Commission at 1 202 942 8090 and asking for the public reference file and referring to the Fund's Investment Company Act file number of 811 02995. The reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102

         However you contact the Commission in regard to the Company, be sure to have the Company's Investment Company file number at hand: 811 02995.

                             NRM INVESTMENT COMPANY

                       Statement of Additional Information

                                December 30, 2003

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Company having the same date as this Statement of Additional Information. Much of the information contained in this statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Company should be made without first reading the Prospectus of the Company.

                             NRM INVESTMENT COMPANY

                       Statement of Additional Information


                                December 30, 2003

TABLE OF CONTENTS                                                    PAGE

Statement of Additional Information                                    1
Fund History                                                           1
Description of the Fund; Its Investments and Risks                     1
         Investment Objectives and Policies                            3
         Investment Policies and Restrictions                          3
Management of the Fund                                                 6
Control Persons and Principal Holders of Securities                    7
Advisory Services                                                      9
Portfolio Transactions and Brokerage Commissions                       9
The Company's Common Stock                                            10
Purchase, Redemption, Pricing of Shares; Underwriting                 11
Other Information of Interest to Investors                            11
         Other Services                                               11
         Accounting                                                   11
         Custodian and Transfer Agent                                 11
         Auditors                                                     12
         Counsel                                                      12
Taxation of the Fund                                                  12
         State and Local                                              14
Report of Independent Auditor                                         ff
Financial Statements

                                  FUND HISTORY
                                  ------------

          The Company was incorporated on April 12, 1974, under the laws of the Commonwealth of Pennsylvania, as National Rolling Mills Co. Through August 30, 1979, the Company was actively engaged in operations as a steel processing plant. On August 31, 1979, the Company changed its name to NRM Investment Company and registered with the Securities and Exchange Commission as an open-end, diversified management investment company.

                             DESCRIPTION OF THE FUND
                             -----------------------
                            ITS INVESTMENTS AND RISKS
                            -------------------------

                        Investment Objective and Policies

         The Company is an open-end, diversified, management investment company. As stated in the Prospectus, it intends to invest fifty-one percent or more of its assets in Municipal Bonds. Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for privately operated facilities. Such obligations are included within the term "Municipal Bonds" if the interest paid thereon is exempt from federal income tax. (See reference to "private activity bonds" under the discussion "TAXES" in the prospectus). Municipal Bonds also include short-term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, and Public Housing Authority notes that are fully secured by a pledge of the full faith and credit of the United States. Bond counsel to the respective issuing authorities render opinions relating to the validity of Municipal Bonds and to the exemption of interest thereon from federal income taxes at the time of issuance. Neither the Company nor the adviser will review the proceedings relating to the issuance of Municipal Bonds or the basis for such opinions.

         The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in the Prospectus and this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an issuer.

         The issuer's obligations under its Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures imposing a moratorium on the payment of principal and interest or imposing other constraints or conditions upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially adversely affected. As explained in the prospectus, General Obligation bonds are those secured by the taxing authority of the issuer; the risks inherent in such investments are that interest rates may increase lessening the value of the bonds, or that the municipality by reason of insolvency, bankruptcy, or court imposed bar on collection would prohibit or postpone payment. Revenue bonds imply additional risk. Unlike general obligation bonds, these bonds are dependent entirely upon the income from the operation financed by the borrowing and not upon the municipality's general taxing power. Should the project fail the Fund would lose its investment. Private Activity Bonds bear still greater risk. Here the borrower although an issuer of the debt is a private concern borrowing funds from a conventional lender through a program created by an authority; should the borrower's project fail, there is no recourse to the municipality and the Fund would lose its investment.

         The Fund will invest forty-nine percent or less of its assets in stock, securities and instruments other than municipal bonds. For this portion of the Fund it plans to emphasize in securities from issuers with large market capitalizations of at least $5 billion, and of investment grade quality ranked "A" or better by major rating services, or in the event of a mutual fund purchase rated four stars or better by Morningstar. (By emphasizing in these areas, the Fund will not exclude the purchase or sale of any stock, security or other instrument should the directors deem it to be for the Fund's benefit.) As discussed under the next heading, it will not concentrate in any business or sector and, for no less than seventy-five percent of the Fund's assets (taking Municipal Bonds into account) it will remain diversified, investing no more than five percent of its assets in any one issuer, nor acquire more than ten percent of the voting stock of any issuer. General market conditions and unforeseeable downturns in any business or sector would adversely impact the Fund's capital and could lead to losses for the individual investor.

         Risks inherent in investing even in large capitalization issuers is the inability of the directors or their adviser to predict shifts in general or sector economic conditions which might have an adverse effect on the value of the shares or other instruments the Fund purchases. Also, particular issuers in which the Fund invests may suffer reversals regardless of outside economic conditions leading to depression in value of their stock or other instruments and a consequent downturn in net asset value of the Fund and its shares.

         In addition to the investment limitations stated in the Prospectus, the Company is subject to the following limitations which may be changed only by a vote of a majority of the outstanding shares of the Company as required by Sections 8 and 13 of the Investment Company Act of 1940.

                      Investment Policies and Restrictions

The Company may not:

         1. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Company's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Company's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.)

         2. Purchase securities on margin (except that it may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities); make short sales of securities; or maintain a short position;

         3. Make loans to other persons, except that the Company may purchase or hold Municipal Bonds or other debt instruments in accordance with its investment objective, policies, and restrictions;

         4. Underwrite any issue of securities, except to the extent that the purchase of Municipal Bonds directly from the issuer thereof in accordance with the Company's investment objective, policies, and restrictions may be deemed to be underwriting;

         5. Purchase or sell commodities or commodity contracts or real estate (except that the Company may invest in Municipal Bonds secured by real estate or interests therein); invest in oil, gas, or their mineral exploration or development programs.

         6. Purchase any private activity bond where the payment of principal and interest are the responsibility of an issuer (including its predecessors and unconditional guarantors) which at the time of purchase had been in operation for less than three years;

         7. Issue any class of senior security or sell any senior security of which it is an issuer, except that the Company may borrow money as set forth in paragraph 1. above. As therein provided, such borrowing will not be for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient;

         8. Purchase any security of any issuer if as a result more than 5% of the value of its assets would be invested in the securities of that issuer, except that up to 25% of the Company's assets may be invested without regard to this limitation;

         9. Purchase the securities of any other investment company except as part of a merger, consolidation, or reorganization or purchase of assets approved by the Company's stockholders; provided, that the Company may purchase shares of any registered, open-end investment company if immediately after such purchase, the Company will not own more than 3% of the outstanding voting stock of any one investment company;

         10. Knowingly invest more than 10% of the value of the Company's assets in securities with legal or contractual restrictions on resale; and,

         11. Invest 25% or more of its total assets in securities of nongovernmental issuers engaged in related trades or businesses.

         The foregoing percentage limitations will apply at the time of the investment or other transaction and, except as provided in the next sentence, shall not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment or transaction. The Company will not permit its borrowing to exceed 10% of its assets at any time for more than three business days; should there be an excess of borrowing as a result of a decrease in the value of the portfolio, the Company shall repay such portion of the debt as is necessary to maintain the 10% ratio. Also, borrowing is not for investment leverage, but to facilitate management of the portfolio where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.

                             MANAGEMENT OF THE FUND

         The Fund is managed by its board of directors with the authority and responsibilities enumerated in the Pennsylvania Business Corporation Law of 1988. The Board appoints the Company's officers. The directors and officers of the Company and their addresses and principal occupations during the past five years are as follows:

Name and Address                                Position with Registrant           During Past Five Years
------------------------------------------      -------------------------------    -------------------------------------------------
John H. McCoy*                                  Director, Chairman,                **Former President of National Rolling
1010 Broadmoor Road                             and President                      Mills, Inc., a steel rolling plant. Prior
Bryn Mawr, PA 19010                                                                thereto, he was President and Director
                                                                                   of National Rolling Mills Co.

Joseph V. Somers                                Director                           ** Former President of Somers
1518 Mt. Pleasant Rd.                                                              Construction Company and
Villanova, PA 19085                                                                Vice President of Industrial
                                                                                   Lift Truck Co.

Francis J. Rainer                               Director                           C.P.A. and former President,
5555 Heron Point Drive                                                             Rainer & Company, a
Unit 1101                                                                          professional accounting corporation.
Naples, FL 34108                                                                   He is also a former Vice-Chairman
                                                                                   of the Board.

James Fisher                                    Director                           ** Former Officer of National
Tedwyn Apartments Apt. 801                                                         Rolling Mills Inc.
840 Montgomery Avenue
Bryn Mawr, PA 19010

George W. Connell*                              Director                           Chairman, Chief Executive Officer, Director
#3 Radnor Corporate Ctr.                                                           and sole shareholder of The Haverford
Suite 450                                                                          Trust Company, a commercial bank
100 Matsonford Road                                                                and trust company acting as the
Radnor, PA 19087                                                                   Company's investment adviser,
                                                                                   CEO and Director of Rittenhouse
                                                                                   Trust Securities, a registered
                                                                                   brokerage dealer, Member of the
                                                                                   Investment Committee of
                                                                                   Rittenhouse Financial Services, Inc.
                                                                                   a John Nuveen Company

------------
* Interested Director
**Retired for more than five years.

         The Company and its Investment Adviser have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. Those codes, with limitations as stated therein, permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

         Since registering as an investment company under the Investment Company Act of 1940, the Company has not paid and does not expect to pay any remuneration to any of its officers. The company pays each director a fee of $400 for each meeting of the Board of Directors attended and reimburses the directors for their related out-of-pocket expenses. For the past year the payments were as follows:

                                                NRM INVESTMENT COMPANY

                                              FISCAL YEAR DIRECTORS FEES

     MEETING
      DATE                    FISHER         MCCOY         SOMERS          RAINER          CONNELL           TOTAL
     9/12/02                  400.00         400.00         400.00          400.00           400.00         2,000.00

     1/16/03                  400.00         400.00         400.00          400.00           400.00         2,000.00

     4/17/03                  400.00         400.00         400.00                           400.00         1,600.00

     6/19/03                  400.00         400.00         400.00          400.00           400.00         2,000.00

   F/Y Total                1,600.00       1,600.00       1,600.00        1,200.00         1,600.00         7,600.00

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of October 14, 2003, John H. McCoy owned beneficially and of record 2,817,679 of the Company's outstanding voting securities and controlled the Company. His control is sufficient to appoint all members of the board of directors and carry out the business of the Company without the affirmative vote of any other shareholder or group of shareholders. The Company's principal shareholders are as follows:

                                              Percentage of
         Name and address                       Ownership
         ---------------------------------------------------
         John H. McCoy 71.0%
         1010 Broadmoor Road
         Bryn Mawr, Pa 19010

         Francis J. Rainer                              4.9%
         5555 Heron Point Drive
         Unit 1101
         Naples, FL 34108

         Joseph V. Somers                               5.9%
         1518 Mt. Pleasant Road
         Villanova, PA 19085

         Samuel R. Gilbert, Jr.                         5.0%
         3 Turtle Lane, The Landings
         Savannah, GA 31411

         George W. Connell                              3.9%
         #3 Radnor Corporate Ctr.
         Suite 450
         100 Matsonford Road
         Radnor, PA 19087

         The percent owned is based on the number of outstanding shares of common stock at October 14, 2003. All such shares are owned of record and beneficially. All officers and directors of the Company, as a group owned as of October 14, 2003, 3,451,245 of the Company's common stock or 87% of its outstanding voting securities.

                                ADVISORY SERVICES

         Haverford Trust Company ("HTC"), a Delaware Corporation located at Three Radnor Corporate Center, Radnor, Pa., 19087-4514, has been retained by the Company to act as investment adviser under an Advisory Agreement dated November 30, 1992 with Rittenhouse Financial Services and amended by assignment on September 3, 1997 to Rittenhouse Trust Company not resulting in a change of actual control or management. Rittenhouse Trust Company changed its name to Haverford Trust Company during the Company's most recent fiscal year. The agreement is terminable at will, without penalty, at the discretion of the Board of Directors.

         HTC's sole shareholder, George Connell, controls the adviser. His qualifications, affiliations, and business history are contained in the prospectus. He is a board member of the Company and accordingly an interested person.

         Under the Advisory Agreement, HTC assumes no responsibilities to the Company except, as provided in the prospectus, to make recommendations to the Company's board respecting the purchases and sales of securities on a nondiscretionary basis and to adhere to the provisions of the Investment Advisers' Act of 1940 and other pertinent securities laws. For the services provided, the Company has agreed to pay HTC, on a quarterly basis, a fee at an annual flat rate of $10,000. In determining net asset value, the Company accrues HTC's fees on a daily basis.

         The agreement provides that except for violations of securities laws, HTC shall not be liable for any action it takes for services rendered or not rendered or for any mistakes of judgment or otherwise.
         For each of the fiscal years ending August 31, 2000, and August 31, 2001, and August 31, 2002, the Company paid HTC $10,000.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
                ------------------------------------------------

         Purchases and sales of portfolio debt securities will normally (but not exclusively) be transacted with the issuer or with a primary market maker acting as principal on a net basis with no brokerage commissions being paid by the Company. Transactions placed through dealers serving as primary market makers reflect the spread between the bid and the asked prices. The Company will also purchase underwritten issues. When purchasing equity issues the directors have authorized the Adviser to execute transactions that may result in the Company paying some commissions. In years ending August 31, 2001, 2002 and 2003 the Company paid no commissions on its purchase of equity investments or no loads on the purchases of mutual funds. However, in the year ended August 31, 2000 the Company paid commissions on its purchases of equity investments. In the year preceding fiscal 2000 the Company paid no commissions in respect to portfolio transactions, and it is expected that it will not pay such commissions for the current fiscal year. Although the Company may purchase equity investments, it is not its present purpose to do so.

         The policy of the Adviser will be to seek "best execution" when placing portfolio transactions for the Company. "Best execution" means prompt and reliable execution at a price the Adviser has reason to believe represents the lowest cost, including any commission in the case of a purchase, or, in the case of a sale, the greatest proceeds reasonably available. Subject to and in accordance with the provisions of section 28(e) of the Securities Exchange Act of 1934, the Advisory Agreement authorizes the Adviser to place orders for the purchase and sale of the Company's securities with brokers or dealers who provide the Adviser with access to supplemental research and security and economic analysis even though such brokers and dealers execute such transactions at a higher net cost to the Company than may result if other firms were used. The Adviser in connection with its services to their advisory clients may also use these various services. The extent and continuation of this policy is subject to the review of the Company's Board of Directors. During the past fiscal year, the Adviser did not use this provision of the agreement; all transactions were with a single broker/dealer but at best execution as tested periodically by seeking other quotations.

         The Company does not expect its annual portfolio turnover rate to exceed 100%, but the rate of turnover will not be a limiting factor (as in fiscal 1991) when the Company deems it desirable to sell or purchase securities. The Company's portfolio turnover rates during the fiscal years ended August 31, 2003 and August 31, 2002 were 37.90% and 16.82% respectively.

                           THE COMPANY'S COMMON STOCK
                           --------------------------

         The Company was incorporated on April 12, 1974 under the laws of the Commonwealth of Pennsylvania. Each share in the Company has a par value of $.01 and has equal voting, dividend and liquidation rights. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The shares are not restricted in either trading or retaining, there are no material obligations associated with owning the Company's shares other than investment risk and litigation risks described in the prospectus, and there are no preemptive, conversion or cumulative voting rights. Accordingly, holders of more than 50% of the shares voting for the election of directors can elect all of the directors.

              PURCHASE, REDEMPTION, PRICING OF SHARES; UNDERWRITING
              -----------------------------------------------------

         The Funds shares are offered to the public as described in the prospectus. There are no special purchase plans or methods; and there are no sales loads of any kind. Shares are offered to the public at net asset value determined as described in the prospectus. The Company has no underwriter.

                   OTHER INFORMATION OF INTEREST TO INVESTORS
                   ------------------------------------------
                                 Other Services

                                   Accounting

         Raymond J. Keefe, a certified public accountant with principal offices at 288 Lancaster Ave. Malvern, Pa 19355, provides certain administrative services to the Company. Mr. Keefe maintains the books and records of the Company, compiles its monthly and semi-annually financial statements, computes its net asset value and net income under the supervision of the adviser, prepares its federal and state income tax returns, and provides assistance in the preparation of its semi-annual and annual reports to the Securities and Exchange Commission. Mr. Keefe bears all expenses in connection with the performance of his services. For the services provided and expenses assumed, the Company pays Mr. Keefe on a quarterly basis an annual fee of $6,000 plus additional hourly compensation for additional or unanticipated work.

                          Custodian and Transfer Agent

         First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 ("First National") serves as the Company's Custodian and Transfer Agent. As Custodian, First National holds the Company's assets subject to the instructions of the Company's officers.

                                    Auditors

         Beard Miller Company, LLP (f/k/a Beard & Company, Inc.) independent auditors, with offices at 2609 Keiser Boulevard, P.O. Box 311, Reading, Pennsylvania 19603-0311 serves as the Company's auditors. The financial statements of NRM Investment Company appearing in the 1999, 2000, 2001, 2002 and 2003 annual reports to shareholders for the years ended August 31, 1999, August 31, 2000 August 31, 2001, August 31, 2002, and August 31, 2003, have been audited by Beard Miller Company, LLP, independent auditors, as set forth in their report thereon included therein, and are incorporated by reference into this Statement of Additional Information.

                                     Counsel

         Messrs. Henderson, Wetherill, O'Hey & Horsey, Suite 902, One Montgomery Plaza, P.O. Box 751, Norristown, PA 19404, counsel to the Company, have passed upon the legality of the shares offered hereby.

                              TAXATION OF THE FUND
                              --------------------

         As stated in the prospectus, the Company is qualified under Subchapter M of the Internal Revenue Code; those provisions normally permit a deduction for the Company from its taxable income for distributions made to the Company's shareholders from its earnings. A failure to qualify under Subchapter M would result in a tax on the Company based upon its earned income, and an additional tax on the shareholders based upon their distributions.

         In general, a tax is imposed upon the Company based upon its investment company taxable income and its net capital gains, which in each case are not distributed to its shareholders. In general, the Company's investment company taxable income will be its taxable income (determined for the most part in the same manner as an ordinary corporation), adjusted by excluding net long term capital gains over short term capital losses and further adjusted by excluding any net operating losses and by including the dividends paid deduction. The Company's capital gains subject to tax are computed separately and are based upon the excess of its long-term capital gains over its net short term capital losses. Unlike ordinary corporations, the Company will not recognize a gain when distributing property to its shareholders in redemption of its stock. Currently there are no undistributed capital gains; it has capital losses subject to carryforward. The Company intends to distribute "exempt-interest" dividends as described in the Company's prospectus and distribute at least 98% of its ordinary income for each calendar year, 98% of its capital gain net income, if any, computed on the basis of an October 31st fiscal year, and 100% of undistributed adjusted taxable income amounts from the previous year. Accordingly, it is unlikely that the Company will pay any income tax. However, should the Company retain any earnings, it will be taxed on its undistributed investment company taxable income and capital gains and may be subject to an excise tax. To the extent income is distributed (whether in cash or additional shares) it will be exempt, or taxable to the shareholders as ordinary, or capital gain income, in proportion to the Company's receipt of such income. Since the Company has earnings and profits generated in years before it was an investment company, distributions to shareholders over and above the Company's income for a period will be taxable to the shareholders to the extent of the prior earnings and profits and will not be treated immediately as a return of capital. Distributions of non-exempt income from current earnings and profits will be taxed to shareholders by the Internal Revenue Service at a rate no greater than 15%.

         The Company is a personal holding company as defined by Sec. 542 of the Code. Retained income will be taxed at the highest corporate tax rate. The Company requested and on August 5, 1986 received a private ruling from the Internal Revenue Service relating to investments in taxable securities. The ruling interpreted the Tax Reform Act of 1984 in such a way as to confirm the Company's ability to make investments in securities generating taxable income without having to first make an accumulated earnings and profits distribution.

         Section 852 (b)(5) of the Code provides, in effect, that if, at the close of each quarter of its taxable year, at least 50% of the Company's total assets consists of tax free obligations, the income from such investments may be passed through to the shareholders, and for federal tax purposes, excluded by them from gross income reporting. By reason of this provision, the Company does not intend to invest more than 50% of its assets in securities generating taxable income.

         If and to the extent declared by the Board of Directors, net realized long-term capital gains will be distributed annually. See "Dividends." The Company will have no tax liability with respect to net realized long-term capital gains which are distributed although the distributions will be taxable to shareholders as gain from the sale or exchange of a capital asset held for more than one year regardless of a shareholder's holding period of shares of the Company. Such distributions will be designated as a capital gain dividend in a written notice mailed by the Company to the shareholders not later than sixty days after the close of the Company's taxable year.

         State and Local. Depending upon the extent of the Company's activities in states and localities in which it maintains offices, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Company may be subject to the tax laws of such states or localities.

         The foregoing discussion, as well as that contained in the Company's Prospectus, is only a summary of some of the important tax considerations generally affecting the Company and its shareholders. No attempt is made to present a detailed explanation of the federal income tax treatment of the Company or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Company are urged to consult their tax Advisers with specific reference to their own tax situations.

                             NRM INVESTMENT COMPANY


                                FINANCIAL REPORT



                                 AUGUST 31, 2003

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
TABLE OF CONTENTS







                                                          PAGE NO.
FINANCIAL STATEMENTS:

   Independent Auditor's Report                               1

   Statement of Assets and Liabilities                        2

   Schedule of Investments                                    3

   Statement of Operations                                    7

   Statements of Changes in Net Assets                        8

   Financial Highlights                                       9

   Notes to Financial Statements                             10

[LOGO OMITTED]






                          INDEPENDENT AUDITOR'S REPORT



Shareholders and Board of Directors
NRM Investment Company
Rosemont, Pennsylvania



         We have audited the accompanying statement of assets and liabilities of NRM Investment Company, including the schedule of investments, as of August 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NRM Investment Company at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                    /s/ Beard Miller Company LLP


Reading, Pennsylvania
October 3, 2003

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

                                                                     August 31,
                                                                        2003
                                                                       ------

ASSETS

     Investments at fair value (cost $14,716,968)                   $15,224,361
     Interest receivable                                                164,201
     Prepaid expenses                                                       471
                                                                    -----------

         Total Assets                                                15,389,033


LIABILITIES

     Accrued expenses and other liabilities                             191,035
                                                                    -----------

         Net Assets, Applicable to 3,963,437 Outstanding Shares,
              Equivalent to $3.83 a Share                           $15,197,998
                                                                    ===========















See notes to financial statements.
--------------------------------------------------------------------------------
                                        2           Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS


                                              August 31, 2003
---------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                    Amount       Fair
        Municipal Bonds -81.8%                                                     or Shares     Value
-------------------------------------------------------------------------------------------    ----------
GENERAL OBLIGATION BONDS - 15.8%

   New York City, New York, 6.25%, due 8/1/10, pre-refunded                        $  5,000    $    5,315
   New York City, New York, 6.25%, due 8/1/10                                       195,000       207,271
   Philadelphia, Pennsylvania, 5.25%, due 3/15/10, callable 3/15/09
     at 101 (FSA)                                                                   150,000       164,774
   Bucks County, Pennsylvania, 5.00, due 6/15/11, callable 6/15/09
     at 100                                                                         100,000       106,644
   Pittsburgh, Pennsylvania, 5.00%, due 9/1/12, callable 3/1/12 at
     100 (AMBAC)                                                                    250,000       269,125
   Shelby County, Tennessee, 5.625%, due 4/1/14, callable 4/1/05 at
     101                                                                            150,000       159,620
   Philadelphia, Pennsylvania School District, 5.625%, due 8/1/15,
     callable 8/1/12 at 100 (FGIC)                                                  300,000       329,187
   Philadelphia Pennsylvania School District, 5.25%, due 4/1/16,
     callable 4/1/09 at 100 (MBIA)                                                  100,000       105,763
   Cambria County, Pennsylvania, 5.50%, due 8/15/16, callable
     8/15/08 at 101 (FGIC)                                                          150,000       163,068
   Montgomery County Texas Municipal Utility District 67, 6.00%,
     due 9/1/16, callable 9/1/05 at 100 (AMBAC)                                     250,000       272,785
   Fairfax County, Virginia, 5.50%, due 12/1/17, callable 12/1/07
     at 102                                                                         135,000       147,147
   Philadelphia Pennsylvania School District, 5.375%, due 4/1/19,
     callable 4/1/07 at 100 (AMBAC)                                                 250,000       261,438
   Bucks County, Pennsylvania School District, 5.250%, due 12/1/17,
     callable 4/1/07 at 100                                                         200,000       211,106
                                                                                               ----------
     Total General Obligation Bonds                                                             2,403,243
                                                                                               ----------
HOUSING FINANCE AGENCY BONDS - 24.6%

   Fort Worth, Texas Housing Finance Corporation, Home Mortgage
     Revenue Refunding Series 1991, 8.50%, due 10/1/11, callable
     10/1/01 at 103                                                                  60,000        61,343
   Odessa, Texas Housing Finance Corporation, Home Mortgage
     Revenue Refunding, 8.45%, due 11/1/11, callable 11/1/05 at
     103                                                                             78,404        80,009
   California Housing Finance Agency, Home Mortgage, 10.25%,
     due 2/1/14, callable 2/1/99 at 100                                              60,000        65,820
   Nevada Housing Division, Single-Family Mortgage, 7.35%, due
     10/1/15                                                                         30,000        30,042




See notes to financial statements.
--------------------------------------------------------------------------------
                                        3           Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)


                                              August 31, 2003
---------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                    Amount       Fair
        Municipal Bonds - 81.8% (Continued)                                       or Shares      Value
-------------------------------------------------------------------------------------------    ----------

HOUSING FINANCE AGENCY BONDS - 24.6% (CONTINUED)

   Alabama Housing Finance Authority, Single-Family Mortgage,
     6.00%, due 10/1/16, callable 4/1/06 at 102                                  $  250,000    $  259,295
   Louisiana Public Facilities Authority, Multi-Family Housing,
     7.75%, due 11/1/16, callable 11/1/01 at 102                                    500,000       508,275
   Connecticut State Housing Finance Authority, 5.85%, due
     11/15/16, callable 11/15/02 at 102                                             100,000       102,268
   Minnesota State Housing Finance Agency, Single-Family
     Mortgage, 5.95%, due 1/1/17, callable 1/1/07 at 101.50                         220,000       229,315
   Maryland State Community Development Administration, Single-
     Family Program, 5.80%, due 4/1/17, callable 10/1/09 at 100                      25,000        25,075
   Rhode Island Housing and Mortgage Finance Corporation,
     Homeownership Opportunity, 6.125%, due 4/1/17, callable
     6/27/06 at 102                                                                 100,000       101,007
   Hawaii State Housing Finance and Development Corporation,
     Single-Family Mortgage, 5.45%, due 7/1/17 callable 7/1/07 at
     102, callable 7/1/09 at 100                                                     50,000        51,511
   Utah State Housing Finance Agency, Single-Family Mortgage,
     6.30%, due 1/1/18                                                               40,000        41,494
   New Jersey State Housing and Mortgage Finance Agency, Multi-
     Family Housing, 6.05%, due 11/1/20, callable 5/1/05 at 102
     (AMBAC)                                                                        480,000       493,203
   Quaker Hill Housing Corporation, Multi-Family, 7.55%, due
     2/1/22                                                                         600,000       621,150
   St. Alphios Housing Corporation, Multi-Family, 8.20%, due
     2/1/24                                                                       1,060,000     1,073,918
                                                                                               ----------
     Total Housing Finance Agency Bonds                                                         3,743,725
                                                                                               ----------
HOSPITAL REVENUE BONDS - 2.3%

   Massachusetts State Health and Educational Facilities Authority,
     Newton Wellesley Hospital, 5.875%, due 7/1/15, callable
     7/1/05 at 102, callable 7/1/07 at 100 (MBIA)                                   200,000       215,154
   Kalamazoo Michigan Hospital Finance Authority, Bronson
      Methodist, 5.75%, due 5/15/16 callable 5/15/06 at 102
     (MBIA)                                                                         125,000       133,853
                                                                                               ----------
     Total Hospital Revenue Bonds                                                                 349,007
                                                                                               ----------






See notes to financial statements.
--------------------------------------------------------------------------------
                                       4            Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)


                                              August 31, 2003
-------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                    Amount       Fair
        Municipal Bonds - 81.8% (Continued)                                       or Shares      Value
-------------------------------------------------------------------------------------------    --------
OTHER REVENUE BONDS - 39.1%

   Mississippi Development Bank, Desoto County Convention
     Center, 6.25%, due 7/1/07 (AMBAC)                                            $255,000     $289,887
   Grand Rapids, Michigan Downtown Development Authority,
     6.60%, due 6/1/08, callable 6/1/06 at 100                                     365,000      386,447
   Central and Western Chester County IDA, Heatherwood Project,
     5.75%, due 2/1/12, callable 2/1/02 at 100                                     195,000      195,199
   Pennsylvania State Higher Educational Facilities Authority,
     5.375%, due 7/1/12, callable 7/1/09 at 100 (AMBAC)                            100,000      109,368
   Jackson Mississippi Redevelopment Authority, Jackson Street
     Area Project, 5.70%, due 4/1/13, callable 10/1/05 at 100
     (MBIA)                                                                        100,000      107,851
   Maricopa Arizona Unified School District No. 80, 5.85%, due
     7/1/13, callable 7/1/04 at 101 (FGIC)                                         100,000      104,624
   Harrisburg Pennsylvania Recovery Facilities, 5.00%, due 9/1/13,
     callable 9/1/08 at 101 (FSA)                                                  100,000      111,690
   Rock Hill South Carolina Utility System, 5.125%, due 1/1/14,
     callable 1/1/10 at 101 (FSA)                                                  125,000      132,636
   Southeastern Pennsylvania Transportation Authority, 5.25%, due
     3/1/14, callable 3/1/09 at 101 (FGIC)                                         100,000      107,089
   Philadelphia Pennsylvania Industrial Development Authority,
     5.50%, due 10/1/14, callable 10/1/11 at 101 (FSA)                             250,000      273,690
   Philadelphia Pennsylvania Wastewater, 5.25%, due 11/1/14,
     callable 11/1/12 at 100 (FGIC)                                                250,000      270,787
   Pennsylvania State Turnpike Commission, 5.25%, due 12/1/14,
     callable 12/1/08 at 101 (AMBAC)                                               230,000      247,192
   Okmulgee County Oklahoma Governmental Building, Sales Tax
     Revenue, 6.00%, due 3/1/15 callable 2/1/08 at 102, callable
     2/1/10 at 100 (MBIA)                                                          300,000      336,258
   York, Pennsylvania, 5.50%, due 5/1/15, callable 5/1/11 at 100
     (AMBAC)                                                                       100,000      108,617
   Pennsylvania State Turnpike Commission, 5.25%, due 12/1/15,
     callable 12/1/08 at 101 (AMBAC)                                               200,000      213,998
   Rochester Minnesota Independent School District No. 535, 5.75%,
     due 2/1/16, callable 2/1/10 at 100                                            100,000      110,597
   Pennsylvania State Higher Educational Facilities Authority,
     5.00%, due 6/15/16, callable 6/15/12 at 100 (AMBAC)                           100,000      104,627
   Bryan Texas Waterworks and Sewer System, 5.50%, due 7/1/16,
     callable 7/1/11 at 100 (FSA)                                                  405,000      437,975
   Arizona State Municipal Finance Program Certificates of
     Participation, 6.00%, due 8/1/17, callable 8/1/02 at 101,
     callable 8/1/03 at 100 (AMBAC)                                                400,000      407,024


See notes to financial statements.
--------------------------------------------------------------------------------
                                       5            Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)

                                              August 31, 2003
-------------------------------------------------------------------------------------------------------
                                                                                  Principal
                                                                                    Amount       Fair
        Municipal Bonds - 81.8% (Continued)                                       or Shares      Value
-------------------------------------------------------------------------------------------    --------
OTHER REVENUE BONDS - 39.1% (CONTINUED)

   Las Vegas Nevada Convention and Visitors Authority, 5.75%,
     due 7/1/18, callable 7/1/09 at 101 (AMBAC)                                   $100,000     $   109,770
   Allegheny County Pennsylvania Sanitation Authority, 5.375%,
     due 12/1/17, callable 12/1/11 at 101 (MBIA)                                   700,000         750,897
   Red River Texas Education Finance Corporation, St. Marks
     School, 6.00%, due 8/15/17, callable 2/15/10 at 100                           300,000         321,855
   Red River Texas Education Finance Corporation, St. Marks
     School, 6.00%, due 8/15/18, callable 2/15/10 at 100                           150,000         160,583
   Michigan Municipal Bond Authority, LOC Government Loans,
     6.125%, due 12/1/18, callable 12/1/04 at 102, callable 12/1/06
     at 100 (FGIC)                                                                 100,000         107,324
   Placer County California Water Agency, Certificates of
     Participation, 5.50%, due 7/1/19, callable 7/1/09 at 101
     (AMBAC)                                                                       320,000         343,523
   Brevard County Florida School Board Certificates, 5.50%, due
     7/1/21, callable 7/1/06 at 102 (AMBAC)                                        100,000         105,243
                                                                                               -----------
     Total Other Revenue Bonds                                                                   5,954,751
                                                                                               -----------
     Total Municipal Bonds (Cost $12,216,968)                                                   12,450,726
                                                                                               -----------
OTHER REGULATED INVESTMENT COMPANIES - 11.1%

   Colomos Convertible Growth and Income Fund, Class A                           33,437.361
                                                                                   shares          855,996
   Colomos Convertible Fund, Class A                                             42,662.116
                                                                                   shares          837,031
                                                                                               -----------
     Total Other Regulated Investment Companies (Cost
        $1,500,000)                                                                              1,693,027
                                                                                               -----------
OTHER SECURITIES - 6.8%

   UBS AG Enhanced Appreciation Securities, due 5/28/04                            750,000         791,250
   UBS AG Enhanced Appreciation Securities, due 10/1/04                            250,000         250,000
                                                                                               -----------
     Total Other Securities (Cost $1,000,000)                                                    1,041,250
                                                                                               -----------
SHORT-TERM INVESTMENTS - AT COST APPROXIMATING FAIR
   VALUE - 0.3%, SEI TAX EXEMPT TRUST - PENNSYLVANIA TAX
   FREE FUND                                                                        39,358          39,358
                                                                                               -----------
     Total Investments - 100% (Cost $14,716,968)                                               $15,224,361
                                                                                               -----------




See notes to financial statements.
--------------------------------------------------------------------------------
                                       6            Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

                                                               Year Ended
                                                               August 31,
                                                                  2003
                                                               ----------

INVESTMENT INCOME                                               $744,511
                                                                --------
EXPENSES
   Investment advisory fees                                       10,000
   Custodian fees                                                  9,672
   Transfer and dividend disbursing agent fees                     2,100
   Legal and professional fees                                    45,340
   Directors' fees                                                 7,600
   Insurance                                                       1,130
   Capital stock tax                                               5,000
   Provision for environmental claim                              78,974
   Miscellaneous                                                   4,904
                                                                --------
     Total Expenses                                              164,720
                                                                --------
     Net Investment Income                                       579,791
                                                                --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss from investment transactions                (31,622)
   Net unrealized appreciation of investments                     57,642
                                                                --------
     Net Realized and Unrealized Gain on Investments              26,020
                                                                --------
     Net Increase in Net Assets Resulting from Operations       $605,811
                                                                ========







See notes to financial statements.
--------------------------------------------------------------------------------
                                       7            Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS



                                                                 Years Ended August 31,
                                                                ------------------------
                                                                   2003         2002
                                                                -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

   Net investment income                                        $   579,791  $   648,119
   Net realized gain (loss) from investment transactions            (31,622)      32,377
   Net unrealized appreciation (depreciation) of investments         57,642       (6,687)
                                                                -----------  -----------
     Net Increase in Net Assets Resulting from Operations           605,811      673,809

DISTRIBUTIONS TO SHAREHOLDERS                                      (634,765)    (652,913)

CAPITAL SHARE TRANSACTIONS                                          (57,715)     (58,203)
                                                                -----------  -----------
     Total Decrease in Net Assets                                   (86,669)     (37,307)

NET ASSETS - BEGINNING OF YEAR                                   15,284,667   15,321,974
                                                                -----------  -----------
NET ASSETS - END OF YEAR                                        $15,197,998  $15,284,667
                                                                ===========  ===========











See notes to financial statements.
--------------------------------------------------------------------------------
                                       8            Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  Years Ended August 31,
                                                       -------------------------------------------
                                                         2003    2002     2001     2000     1999
                                                       -------  -------  -------  -------  -------
PER SHARE DATA (FOR A SHARE OUTSTANDING
   THROUGHOUT THE INDICATED YEAR)

   Net asset value, beginning of year                  $ 3.842  $ 3.837  $ 3.794  $ 3.921  $ 4.041

   Net investment income                                  .146     .163     .199     .184     .191

   Net realized and unrealized gain (loss) on
     investments                                          .006     .006     .054    (.135)   (.125)
                                                       -------  -------  -------  -------  -------
     Total from Investment Operations                     .152     .169     .253     .049     .066

   Less distributions:
     Dividends from capital gains                            -        -        -        -    (.002)
     Dividends from net tax-exempt income                (.146)   (.163)   (.199)   (.174)   (.161)
     Dividends from net taxable income                       -        -        -    (.002)       -
     Distribution in excess of net investment
        income                                           (.014)   (.001)   (.011)       -    (.023)
                                                       -------  -------  -------  -------  -------
     Total Distributions                                 (.160)   (.164)   (.210)   (.176)   (.186)
                                                       -------  -------  -------  -------  -------
     Net Asset Value, End of Year                      $ 3.834  $ 3.842  $ 3.837  $ 3.794  $ 3.921
                                                       =======  =======  =======  =======  =======
TOTAL RETURN                                             3.96%    4.40%    6.70%    1.17%    1.56%

RATIOS/SUPPLEMENTAL DATA

   Net assets, end of year (in thousands)              $15,198  $15,285  $15,322  $16,268  $16,824

   Ratio of expenses to average net assets               1.07%    1.43%     .95%     .77%     .99%

   Ratio of net investment income to average net
     assets                                              3.78%    4.24%    4.93%    4.83%    4.72%

   Portfolio turnover rate                              37.90%   16.82%   14.21%   77.12%    3.27%









See notes to financial statements.
--------------------------------------------------------------------------------
                                       9            Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS



NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES


              Nature of Business

                  NRM Investment Company (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


              Valuation of Investments

                  Investments in securities (other than debt securities maturing in 60 days or less) traded in the over-the-counter market, and listed securities for which no sale was reported on the last business day of the year, are valued based on prices furnished by a pricing service. This service determines the valuations using a matrix pricing system based on common bond features such as coupon rate, quality and expected maturity dates. Securities for which market quotations are not readily available are valued by the Investment Advisor under the supervision and responsibility of the Fund's Board of Directors. Investments in securities that are traded on a national securities exchange are valued at the closing prices. Short-term investments are valued at amortized cost, which approximates fair value.


              Investment Transactions and Related Investment Income

                  Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the basis of identified cost for both financial and federal income tax purposes. Interest income is recorded on the accrual basis for both financial and income tax reporting. In computing investment income, the Fund amortizes premiums over the life of the security, unless said premium is in excess of any call price, in which case the excess is amortized to the earliest call date. Discounts are accreted over the life of the security.


              Transactions with Shareholders

                  Fund shares are sold and redeemed at the net asset value. Transactions of these shares are recorded on the trade date. Dividends and distributions are recorded by the Fund on the ex-dividend date.


              Federal Income Taxes

                  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its net investment income and realized net gain from investment transactions to its shareholders and, accordingly, no provision has been made for federal income taxes.


              Estimates

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



--------------------------------------------------------------------------------
                                       10           Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS



NOTE 2 - INVESTMENT ADVISOR AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES


              The Fund has an investment advisory agreement which provides that the Fund will pay to the investment advisor, as compensation for services provided and expenses assumed, a fee at the annual flat rate of $10,000. The chief executive officer of the investment advisor is on the Board of Directors of the Fund.


NOTE 3 - COST, PURCHASES AND SALES OF INVESTMENT SECURITIES


              Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, aggregated $6,014,872 and $5,751,477, respectively, during the year ended August 31, 2003.


              At August 31, 2003, the cost of investment securities owned is the same for financial reporting and federal income tax purposes. Net unrealized appreciation of investment securities is $507,394 (aggregate gross unrealized appreciation of $566,971,less aggregate unrealized depreciation of $59,577).



NOTE 4 - ENVIRONMENTAL LIABILITY


              The Fund has been identified as a potentially responsible party ("PRP") by the Environmental Protection Agency ("EPA") in remedial activities related to an environmental matter.


              The claim is divided into two parts: the first relates to groundwater contamination (OU-1), and the second relates to drummed waste and soil cleanup (OU-2). In addition, there are past costs incurred by the EPA.


              The Fund has joined a group (OU-1 Group) of defendants to share the costs of the OU-1 matter and has declined to join a group (OU-2 Group) to share the costs of the OU-2 matter as the Fund believes its linkage to this portion of the claim to be weak.


              The Fund has accrued $173,000 at August 31, 2003 as its estimate of the remaining commitment to the OU-1 Group. The Fund's share of the costs is subject to reallocation after all available evidence is analyzed.


              The OU-2 Group has begun a cost recovery suit against the Fund and others for the OU-1 and OU-2 work as well as past EPA costs. The total amount asserted for both the OU-1 and OU-2 matters is $3,000,000 and for the past EPA costs is $7,000,000. Of the amounts the Fund has already paid or will pay because of its OU-1 contract commitment, it will seek contribution or reimbursement from the other defendants. The Fund believes there is little evidence to link it to the OU-2 matter but the OU-2 Group will assert otherwise. Ultimately there will be an allocation of responsibility under court supervision which will ultimately resolve contracted and contributed claim costs. However, the outcome to the Fund is clearly uncertain and cannot be measured. Therefore, no amount has been accrued in the financial statements relating to the OU-2 matter at August 31, 2003.





--------------------------------------------------------------------------------
                                      11            Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

NRM INVESTMENT COMPANY
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS




NOTE 5 - TRANSACTIONS IN CAPITAL STOCK AND COMPONENTS OF NET ASSETS


              Transactions in fund shares were as follows:

                                                       Years Ended August 31,
                                             -------------------------------------------
                                                    2003                    2002
                                             --------------------    -------------------
                                             Shares       Amount      Shares     Amount
                                             -------     --------    -------    --------
Shares issued in reinvestment of
 dividends                                        18     $     70         17    $     65
Shares redeemed                              (15,014)     (57,785)   (15,019)    (58,268)
                                             -------      -------    -------     -------

         Net Decrease                        (14,996)    ($57,715)   (15,002)   ($58,203)
                                             =======     ========    =======    ========

The components of net assets at August 31, 2003 and 2002 are as follows:

                                                                 2003           2002
                                                                 ----           ----
    Capital shares, par value $.01 per share, 3,963,437
      shares and 3,978,433 shares issued and
      outstanding at August 31, 2003 and 2002
      (10,000,000 full and fractional shares
      authorized); and capital paid-in                       $15,383,490    $15,441,205
    Accumulated net realized loss on investment
      transactions (tax basis capital loss expiring in
      2008 and 2009)                                            (529,401)      (497,779)
    Unrealized appreciation of investments                       507,394        449,752
    Overdistributed net investment income                       (163,485)      (108,511)
                                                             -----------    -----------
    Net Assets                                               $15,197,998    $15,284,667
                                                             ===========    ===========








--------------------------------------------------------------------------------
                                      12            Beard Miller Company LLP
                                                    Certified Public Accountants
                                                    and Consultants

                                     PART C
                                OTHER INFORMATION
                                -----------------

         (1)Item 23 -          (a)  (i)     Articles of Incorporation are
                                            incorporated by reference to the N1a
                                            filing of August 31, 2000, being
                                            Amendment 25, as Exhibit 23(a)(1)

                                    (ii)    Amendment to Articles of
                                            Incorporation incorporated by
                                            reference to the N1a filing of
                                            August 31, 2000, being Amendment 25,
                                            as Exhibit 23(a)(2)

                                    (iii)   Amendment to Articles of
                                            Incorporation incorporated by
                                            reference to the N1a filing of
                                            August 31, 2000, being Amendment 25,
                                            as Exhibit 23(a)(3)

                               (b)  (i)     By-Laws are incorporated by
                                            reference to the N1a filing of
                                            August 31, 2000, being Amendment 25,
                                            as Exhibit 23(b)(1)

                                    (ii)    Amendment to By-Laws are
                                            incorporated by reference to the N1a
                                            filing of August 31, 2000, being
                                            Amendment 25, as Exhibit 23(b)(2)


                                    (iii)   Amendment to By-Laws are
                                            incorporated by reference to the N1a
                                            filing of August 31, 2000, being
                                            Amendment 25, as Exhibit 23(b)(3)


                               (c)          None

                               (d)  (i)     Investment Advisory Agreement dated
                                            November 30, 1992 are incorporated
                                            by reference to the N1a filing of
                                            August 31, 2000, being Amendment 25,
                                            as Exhibit 23(d)(1)


                                    (ii)    Addendum to advisory agreement dated
                                            September 3, 1997, are incorporated
                                            by reference to the N1a filing of
                                            August 31, 2000, being Amendment 25,
                                            as Exhibit 23(d)(2)

                                    (iii)   Addendum to advisory agreement dated
                                            December       , 2003 attached as 23
                                            (d)(iii).



                           (e) Not applicable

                           (f)              Not applicable

                           (g)      (i)     Custodian Agreement, dated March
                                            9, 2000 is incorporated by reference
                                            to the N1a filing of August 31,
                                            2000, being Amendment 25, as Exhibit
                                            23(g)(1)


                           (h)      (i)     Administration Agreement is
                                            incorporated by reference to the N1a
                                            filing of August 31, 2000, being
                                            Amendment 25, as Exhibit 23(h)(1)


                           (i) Opinion of Counsel, pursuant to Registrant's Rule 24f-2 Notice attached as 23(i).


                           (j)      (i)     Consent of Henderson, Wetherill,
                                            O'Hey & Horsey attached as 23 (j)(i)

                                    (ii)    Consent of Beard Miller Company,
                                            LLP. attached as 23(j)(2).

                           (k)              None

                           (l)              None

                           (m)              None

                           (n)              None

                           (o) Ethics Code -     is incorporated by reference to
                                                 the N1a filing of January 16,
                                                 2001, being Amendment 26, as
                                                 Exhibit O


Item 24.       Not applicable

Item 25. Under the Company's bylaws the Company with certain exceptions indemnifies its directors and officers against expenses incurred defending claims relative to Company business and the Company has the power to purchase and maintain liability insurance on behalf of the same individuals.

Item 26. The business of Haverford Trust Company, Inc., Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

Item 27        Not applicable

Item 28 Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave. Malvern, Pa., 19355 except records relating to the custody of the Company's assets and the shareholder records which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907 and Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

Item 29        Not applicable

Item 30        Not applicable

                             NRM INVESTMENT COMPANY


                                Power of Attorney




     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 14, 2003.



                                /s/ Francis J. Rainer
                                ---------------------
                                Francis J. Rainer

                             NRM INVESTMENT COMPANY


                                Power of Attorney
                                -----------------




     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October 13, 2003.


                                /s/ Joseph V. Somers
                                --------------------
                                Joseph V. Somers

                             NRM INVESTMENT COMPANY


                                Power of Attorney
                                -----------------




     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October      , 2003.



                                /s/ George W. Connell
                                ---------------------
                                George W. Connell

                             NRM INVESTMENT COMPANY


                                Power of Attorney
                                -----------------



     I hereby appoint John H. McCoy attorney for me and in my name and on my behalf to sign the registration Statement on Form N-1A of NRM Investment Company and any amendments thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do and perform all things necessary to be done in that connection.

     I have signed this Power of Attorney on October     , 2003.



                                /s/ James Fisher
                                ----------------
                                  James Fisher

                                   Signatures

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Rosemont, Pennsylvania on October 30, 2003.

                             NRM INVESTMENT COMPANY



                                                         By: s/John H. McCoy
                                                            -------------------
                                                            John H. McCoy
                                                            President


          Pursuant to the requirement of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following person in the capacities and on the dates indicated:

         Signature                        Title                        Date

      s/ John H. McCoy       President (Chief  Executive Officer)     10/30/03



          The Post-Effective Amendment No. 29 has also been signed by John H. McCoy, Attorney-In-Fact, on behalf of the following directors on the Date indicated:

                                JOSEPH V. SOMERS
                                FRANCIS J. RAINER
                                GEORGE W. CONNELL
                                  JAMES FISHER
                                                                   Date 10/30/03

                                     Part C

                                  EXHIBIT INDEX


 Exhibit/Item

     (1) Item 23-    (a)          (i)       Articles of Incorporation are
                                            incorporated by reference to the N1a
                                            filing of August 31, 2000, being
                                            Amendment 25, as Exhibit 23(a)(1)

                                  (ii)      Amendment to Articles of
                                            Incorporation are incorporated by
                                            reference to the N1a filing of
                                            August 31, 2000, being Amendment 25,
                                            as Exhibit 23(a)(2)

                                  (iii)     Amendment to Articles of
                                            Incorporation are incorporated by
                                            reference to the N1a filing of
                                            August 31, 2000, being Amendment 25,
                                            as Exhibit 23(a)(3)

                     (b)          (i)        By-Laws are incorporated by
                                            reference to the N1a filing of
                                            August 31, 2000, being Amendment 25,
                                            as Exhibit 23(b)(1)

                                  (ii)      Amendment to By-Laws are
                                            incorporated by reference to the N1a
                                            filing of August 31, 2000, being
                                            Amendment 25, as Exhibit 23(b)(2)

                                  (iii)     Amendment to By-Laws are
                                            incorporated by reference to the N1a
                                            filing of August 31, 2000, being
                                            Amendment 25, as Exhibit 23(b)(3)

                     (c)                    None

                     (d)          (i)       Investment Advisory Agreement dated
                                            November 30, 1992 are incorporated
                                            by reference to the N1a filing of
                                            August 31, 2000, being Amendment 25,
                                            as Exhibit 23(d)(1)

                                  (ii) Addendum to advisory agreement dated September 3, 1997, are incorporated by reference to the N1a filing of August 31, 2000, being Amendment 25, as Exhibit 23(d)(2)

                                  (iii)     Addendum to advisory agreement Dated
                                            December     , 2003 attached.

                     (e) Not applicable

                     (f) Not applicable

                     (g)                    Custodian Agreement, dated March 9,
                                                 2000 is are incorporated by
                                                 reference to the N1a filing of
                                                 August 31, 2000, being
                                                 Amendment 25, as Exhibit
                                                 23(g)(1)

                     (h)                    Administration Agreement is
                                                 incorporated by reference to
                                                 the N1a filing of August 31,
                                                 2000, being Amendment 25, as
                                                 Exhibit 23(h)(i)

                     (i)                    Opinion of Counsel, pursuant to
                                                 Registrant's Rule 24f-2 Notice,
                                                 attached as 23(i)

                     (j)          (i)            Consent of Henderson,
                                                 Wetherill, O'Hey & Horsey
                                                 attached as 23(j)(i).

                                  (ii)      Consent of Beard Miller Company, LLP
                                              attached as 23(j)(ii).

                     (k) None

                     (l) None

                     (m) None

                     (n) None

                     (o) Ethics code incorporated by reference to the N1a
                         filing of August 31, 2002, being Amendment 28, as
                         Exhibit 23 (o).

(2) Item 24 None

(3) Item 25. The indemnity provisions are set forth in section 5 of Ex. 23
        (b) 1.

(4) Item 26. The business of Haverford Trust Company, Inc., Suite 450, No. 3 Radnor Corporate Center, Radnor, Pennsylvania 19087 is summarized under "Advisory Agreement" in the Prospectus constituting Part I of this Registration Statement, which summary is incorporated herein by reference.

(5) Item 27 Not applicable

(6) Item 28 Books and other documents required to be maintained by section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, are maintained by Raymond J. Keefe, 288 Lancaster Ave. Malvern, Pa. 19355, except records relating to the custody of the Company's assets and the shareholder records, which are maintained by First National Trust Company, 551 Main Street, Johnstown, Pa., 15907. Registrant's articles of incorporation, By-Laws and Minute Books which are maintained by its Secretary, at the Company's principal executive offices, Conestoga Road, Rosemont, Pennsylvania, 19010.

(7) Item 29 Not applicable

(8) Item 30 Not applicable